EXHIBIT 23.1






                               CONSENT OF COUNSEL


     We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 4 to the Form SB-2 Registration Statement for BioQuest International, Inc., under the caption "Legal Matters".




                                                  /s/ DUNCAN, BLUM & ASSOCIATES
                                                      Duncan, Blum & Associates


Bethesda, Maryland
August 1, 2001